UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  September 28, 2023

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2023 (the “Effective Date”), Ault Alliance, Inc. (the “Company”) entered into a securities exchange agreement (the “Exchange Agreement”) with an institutional investor (the “Investor”) pursuant to which the Investor agreed to acquire, and the Company agreed to issue and sell in a registered direct offering to the Investor (the “Offering”), a $2.2 million principal face amount convertible promissory note (the “Note”), subject to customary closing conditions. As described in more detail below, subject to the satisfaction of the conditions in the Exchange Agreement, the Company may issue and sell to the Investor up to an additional $3.3 million aggregate principal face amount of notes.

The Note is being issued in exchange for a term note in the principal face amount of $2,200,000 (the “Term Note”), which we sold to the Investor on September 8, 2023 for a purchase price of $2,000,000. The Note will not be issued pursuant to an indenture. The Note is convertible at any time after NYSE approval of the Supplemental Listing Application into shares of Class A common stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Conversion Shares”).

The Company may not issue Conversion Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Effective Date (the “NYSE Limit”), in accordance with the rules and regulations of The NYSE American (the “Exchange”) unless the Company first obtains stockholder approval (the “Stockholder Approval”). Pursuant to the Exchange Agreement and if required by the Exchange, the Company agreed to file a proxy statement to obtain the Stockholder Approval on or before February 29, 2024.

At any time on or prior to the three month anniversary of the date when the Note is no longer outstanding (either through conversion, repayment or a combination thereof), the Investor has the right to require the Company to issue and sell to the Investor up to an additional $3.3 million aggregate principal face amount of Notes for a purchase price of $3.0 million (reflecting a 10% original issue discount) (the “Subsequent Note Offering”). If the Investor elects to enter into a Subsequent Note Offering, the Company and the Investor will enter into a new securities purchase agreement with a new note, which will be substantially similar to the Exchange Agreement and Note.

Description of the Note

The Note has a principal face amount of $2,200,000 and bears no interest (unless an event of default occurs) as it was issued in exchange for the Term Note, which contained an original issuance discount. The Note will mature on the earlier of (i) September 28, 2024 or (ii) one month after the date when no more Conversion Shares may be issued by the Company because of the NYSE Limit (such date, the “Exchange Cap Acceleration Date”), provided, however, that the Exchange Cap Acceleration Date shall not apply so long as (A) we are seeking the Stockholder Approval and (B) we are in compliance with all filing and meeting deadlines in connection with the Stockholder Approval, provided further, however that in the event Stockholder Approval is obtained after the Exchange Cap Acceleration Date but prior to one month thereafter, the maturity date shall remain September 28, 2024.

The Note is convertible at any time after NYSE approval of the Supplemental Listing Application into shares of Common Stock at a conversion price equal to 90% of the lowest volume weighted average price of the Common Stock during the five consecutive trading days prior to the date of conversion.

The Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under the Note, failure to comply with certain covenants contained in the Note, or bankruptcy or insolvency of the Company. The Company may, at its option, redeem the Note, in whole or in part, at a price equal to 115% of the principal amount of the Note to be redeemed plus accrued and unpaid interest to the date of redemption.

Description of the Offering

The Offering closed on September 28, 2023. The Offering was made pursuant to the Company’s (i) shelf registration statement on Form S-3 (File No. 333-260618) filed with the Securities and Exchange Commission (“SEC”) on October 29, 2021 and declared effective by the SEC on November 12, 2021and (ii) a prospectus supplement filed by the Company with the SEC on September 28, 2023, which also relates to the offer and sale of the Note and Conversion Shares.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Conversion Shares, nor shall there be any offer, solicitation or sale of the Conversion Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The Exchange Agreement contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the terms of the Note and the Exchange Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Form of Note and Exchange Agreement which are annexed here as Exhibits 4.1 and 10.1 and are incorporated herein by reference.

The legal opinion of Olshan Frome Wolosky LLP, counsel to the Company, relating to the legality of the issuance and sale of the Note and Conversion Shares, is filed as Exhibit 5.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
4.1	Form of Note.

5.1	Legal Opinion of Olshan Frome Wolosky LLP.

10.1	Securities Exchange Agreement, dated September 27, 2023, by and between the Company and the Investor.

23.1	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1).

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: September 28, 2023	/s/ Henry Nisser
Henry Nisser
President and General Counsel